SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) January 1, 1996

           BOSTON CAPITAL TAX CREDIT FUND III L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-42999                            52-1749505
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts            02108-4406
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

         None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    Effective on January 1, 1996, Boston Capital Tax Credit Fund III L.P., a Delaware limited partnership, specifically Series 17 thereof (the "Class D Limited Partner") entered into various agreements relating to Annadale Housing Partners, a California limited partnership (the "Operating Partnership"), including a Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated effective as of January 1, 1996 (the "Operating Partnership Agreement"), pursuant to which the Class D Limited Partner acquired a limited partner interest in and became an Investment Limited Partner of the Operating Partnership. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates a recently renovated apartment complex located on South Fig and East Annadale in Fresno, California which is known as Kings View Manor and Kings Estates (the "Apartment Complex"). The Apartment Complex was originally completed in 1991 and experienced operating difficulties and was unable to meet its financial obligations. The Apartment Complex consists of fifty-three 1-bedroom apartment units, fifty-three 2-bedroom apartment units and one hundred sixteen 3-bedroom apartment units, for a total of 222 apartment units.

    The current Administrative General Partner of the Operating Partnership, Annadale Housing Corporation, a Massachusetts corporation ("AHC"), worked throughout 1993, 1994 and 1995 with the Lenders, the City of Fresno and the California Tax Credit Allocation Committee ("CTCAC") to negotiate the terms of a "Term Sheet" which laid out the basis for a consensual Chapter 11 Plan of Reorganization for the Operating Partnership (the "Plan") and which allowed for the commencement of rehabilitation work (the "Rehabilitation Work") on the Apartment Complex. The Plan was ultimately approved by the United States Bankruptcy Court, Eastern District of California pursuant to an order entered on June 16, 1995 (Case No. 94-12021-B-11). As part of the Plan, the Previous General Partners of the Operating Partnership resigned as General Partners and were replaced in such capacity by AHC. The Bankruptcy Court, as part of the Plan, also allowed AHC to make a secured loan to the Operating Partnership in the amount of $1,117,008 to fund the Rehabilitation Work and an additional amount of up to $250,000 to fund a working capital reserve. The Rehabilitation Work progressed steadily and was completed in December 1995. The Apartment Complex is currently 90% occupied (as of December 31, 1996) and is current with all of its obligations to Lenders and creditors. Under the existing management structure, security measures have been significantly enhanced and a rigid tenant screening process has been implemented.

    100% of the apartment units (222 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code") (the "Tax Credits"). The Operating Partnership has received two separate allocations of Tax Credits from CTCAC. The Tax Credits initially received by the Operating Partnership were from the 1989 allocation and in accordance with the Plan, additional Tax Credits were provided to the Operating Partnership from the 1993 allocation.

    As noted above, AHC is the Administrative General Partner of the Operating Partnership. AHC is a Massachusetts corporation which is affiliated with the Investment Limited Partners and which was formed specifically to manage the Operating Partnership. The principals of AHC are Christopher W. Collins who is the President, Treasurer, Clerk, sole Director and sole Shareholder of AHC and Jeffrey H. Goldstein who is the Executive Vice President of AHC. Mr. Collins is Managing Partner of Boston Capital Partners, Inc. (an affiliate of the Administrative General Partner) and is responsible for, among other areas, overseeing the investment portfolio of funds sponsored by Boston Capital and the acquisition of real estate on behalf of such funds. Mr. Collins has 19 years experience in real estate development, finance, construction and property management. Prior to joining the management team of Boston Capital, Mr. Collins, founded and directed American Development Group, Inc., a comprehensive real estate development firm where he developed and constructed approximately 80 residential and commercial properties throughout the northeast and mid-Atlantic states over a 12-year period. He is on the Board of Directors of the National Multi-Housing Council and a member of the Massachusetts Housing Finance Agency Multi-Family Advisory Committee. He graduated from the University of New Hampshire. Mr. Goldstein is Senior Vice President and Director of Real Estate of Boston Capital Partners, Inc. Mr. Goldstein has worked in the Acquisitions Department at Boston Capital, managed the Real Estate Dispositions Department and was the Director of Asset Management. Prior to joining Boston Capital in 1990, Mr. Goldstein was Manager of Finance for A.J. Lane & Co., where he was responsible for placing the debt on all new construction projects and debt restructuring of existing apartment properties. Prior to that, he served as Manager for Homeowner Financial Services, a financial consulting firm for residential and commercial properties, and was an analyst responsible for budgeting and forecasting for the New York City Counsel - Finance Division. He graduated from the University of Colorado and received his MBA from Northeastern University. The Managing General Partner of the Operating Partnership is Civic Center Barrio Housing Corporation, a California non-profit public benefit corporation ("CCBHC"). CCBHC was incorporated in 1980 to sponsor the development of low-income housing in the Fresno, California area. Helen R. Brown is the President and a Director of CCBHC and the person primarily responsible for the day to day management of the Firm The Managing General Partner is responsible for among other things the formation and direction of the Tenant Review and Selection Committee, the Tenant Advisory Board and the oversight of tenant lease-up procedures and requirements. The involvement of the Managing General Partner in the Apartment Complex significantly enhances the local management structure of the Operating Partnership and due to the non-profit status of CCBHC allows the Operating Partnership to qualify for the Welfare Property Tax Exemption under the California Revenue and Taxation Code.

    In accordance with the Plan, the Operating Partnership was able to restructure the financing on the Apartment Complex. The Operating Partnership is currently receiving first permanent mortgage financing in the amount of $3,837,418.35 (the "First Permanent Mortgage") from Savings Associations Mortgage Company, Inc. ("SAMCO"). The First Permanent Mortgage bears interest at a rate equal to 7.25% per annum and is payable over a 309 month period.
The Operating Partnership is also currently receiving second mortgage financing in the amount of $815,704.99 (the "Second Permanent Mortgage") from SAMCO as well as a third mortgage financing in the form of a Housing Development Action Grant Loan from the City of Fresno in the current amount of $4,833,871 (the "HoDag Loan"). The Second Permanent Mortgage and the HoDag Loan both currently bear interest at a rate equal to 7.25% per annum until April 1, 2001. Thereafter, the interest rate will adjust every 5 years in an amount not to exceed 1% over the Monthly Weighted Average Cost of Funds from the Federal Home Loan Bank--11th District with a cap of 13.044%. Both the Second Permanent Mortgage and the HoDag Loan are payable from Cash Flow in the manner and priority set forth in the Operating Partnership Agreement and must be paid in full by March 1, 2021.

    The Class D Limited Partner acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of making a Capital Contribution of $1,269,300 was deemed to have been converted to equity as of January 1, 1996.

    The total Capital Contribution of the Class D Limited Partner to the Operating Partnership is based on the Class D Limited Partner receiving 27.03% of the Tax Credits ($1,456,695) which are expected to be allocated to the Investment Limited Partners during the 10-year period commencing in 1996. The Class A Limited Partner of the Operating Partnership (American Affordable Housing III Limited Partnership), the Class B Limited Partner of the Operating Partnership (Boston Capital Tax Credit Fund Limited Partnership -- Series 2) and the Class C Limited Partner of the Operating Partnership (Boston Capital Tax Credit Fund Limited Partnership -- Series 5) are all affiliates of both the Administrative General Partner and the Class D Limited Partner. The Special Limited Partner of the Operating Partnership is BCTC 89, Inc., which is also an affiliate of the Class D Limited Partner and the Administrative General Partner.

    The Class D Limited Partner believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:

                                 Normal       Capital          Cash
                               Operations    Transactions      Flow

Administrative General Partner      1%          25%          32.50%

Managing General Partner            0%       24.99%          32.50%

Class A Limited Partner         11.56%        5.84%           4.09%

Class B Limited Partner         38.81%       19.60%          13.72%

Class C Limited Partner         21.60%       10.91%           7.64%

Class D Limited Partner         27.03%       13.65%           9.55%

Special Limited Partner             0%         .01%              0%


    The Class D Limited Partner used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Asset Management Limited Partnership ("BCAMLP"), an affiliate of the Administrative General Partner, or another affiliate thereof, is entitled to receive an annual fee ("Reporting Fee") commencing in 1989 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Investment Limited Partners in an annual amount of the lesser of (i) $3,500 or (ii) three-eighths of one per cent (0.375%) of the Aggregate Cost of the Apartment Complex. The Reporting Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Reporting Fee, the amount of such deficiency shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow available for the payment of such fee, or in the first year in which proceeds of a Capital Transaction are available.

    The Operating Partnership may pay to the Administrative General Partner (or its designee) an Annual Partnership Management Fee commencing in 1989 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $3,500 per annum or (ii) the excess of (A) three-eighths of one per cent (0.375%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Reporting Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement; provided, however, that if any fiscal year commencing with 1989, Cash Flow is insufficient to pay the full amount of the Annual Partnership Management Fee, such fee shall accrue and be paid in accordance with the provisions of Article X of the Operating Partnership Agreement.

    In consideration of its consultation, advice and other services in connection with the rehabilitation of the Apartment Complex, the Operating Partnership shall pay to the Administrative General Partner (or its designee) a rehabilitation fee (the "Rehabilitation Fee") in the principal amount of $213,151. The Rehabilitation Fee shall be payable from Cash Flow or from the proceeds of a Capital Transaction as provided in Article X of the Operating Partnership Agreement, but in no event later than January 1, 2007. Upon any sale of the Apartment Complex, the Administrative General Partner (or its designee) shall receive a fee for preparing the Apartment Complex for sale in an amount equal to 3% of the gross sales price of the Apartment Complex; provided, however, that the total compensation to all Persons for the sale of the Apartment Complex shall be limited to a Competitive Real Estate Commission not to exceed 6% of the contract price for the sale of the Apartment Complex.

    The Operating Partnership shall pay to the Managing General Partner (or its designee) a fee (the "Coordination Fee") commencing in 1995 for its services relating to the Tenant Advisory Board, the Tenant Review and Selection Committee and consultation with respect to the Welfare Property Tax Exemption in an amount equal to $10,000 per annum. The Coordination Fee will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement; provided, however, that if in any fiscal year commencing with 1995, Cash Flow is insufficient to pay the full amount of the Coordinator Fee, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow or from the proceeds of a Capital Transaction as provided in Article X of the Operating Partnership Agreement.

    As noted in Section 6.12 of the Operating Partnership Agreement, the Operating Partnership previously paid the Previous General Partners (or their designee) a Construction and Development Fee of $567,100, a Construction Management Fee of $312,537, an Overhead Reimbursement of $234,000 and an Operating Deficit Guarantee Fee of $201,886 for the services enumerated in the Operating Partnership Agreement.

    The Managing General Partner and its successors and assigns shall have the option for a 90-day period commencing on January 1, 2016 to purchase the Apartment Complex (subject to all then existing Mortgages liens, easements, etc.) for an amount equal to the greater of (i) the then fair market value of the Apartment Complex less the then outstanding amount of the Mortgages, or
(ii) $100.

Item 7.  Exhibits.

        (c)      Exhibits                                       Page

(1)     (a)1     Form of Dealer-Manager Agreement
                 between Boston Capital Services,
                 Inc. and the Registrant (including,
                 as an exhibit thereto, the form of
                 Soliciting Dealer Agreement)

(2)     (a)      Third Amended and Restated
                 Agreement of Limited Partnership of
                 Annadale Housing Partners

(4)     (a)2     Agreement of Limited Partnership of
                 the Investment Limited Partners

(16)             None

(17)             None

(21)             None

(24)             None

(25)             None

(28)             None
_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-42999 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-42999 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  March 31, 1997


BOSTON CAPITAL TAX CREDIT FUND III L.P.


By: Boston Capital Associates III L.P.,
    its General Partner


    By:  C&M Associates, d/b/a Boston
         Capital Associates, its
    General Partner


    By:  /s/ Herbert F. Collins
    Herbert F. Collins, Partner




BOS2: 53854_1